UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 26, 2005

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 2.02:  Results of Operations and Financial Condition
---------------------------------------------------------

On October 26, 2005 TriCo Bancshares announced its quarterly earnings for the period ended September 30, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01: Exhibits
-------------------

(c)  Exhibits

         99.1  Press release dated October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  October 27, 2005       By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------

    99.1                   Press release dated October 26, 2005

PRESS RELEASE                                    Contact:  Thomas J. Reddish
For Immediate Release                            Executive Vice President & CFO
                                                 (530) 898-0300


                  TRICO BANCSHARES ANNOUNCES RECORD EARNINGS IN
                               THIRD QUARTER 2005

CHICO, Calif. - (October 26, 2005) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced record quarterly earnings of $5,961,000 for the quarter ended September 30, 2005. This represents a 14.6% increase when compared with earnings of $5,203,000 for the quarter ended September 30, 2004. Diluted earnings per share for the quarter ended September 30, 2005 increased 15.6% to $0.37 from $0.32 for the quarter ended September 30, 2004. Total assets of the Company increased $212,310,000 (13.5%) to $1,786,856,000 at September 30, 2005 from $1,574,546,000 at September 30, 2004.
Total loans of the Company increased $201,667,000 (17.9%) to $1,328,090,000 at September 30, 2005 from $1,126,423,000 at September 30, 2004. Total deposits of the Company increased $146,158,000 (11.3%) to $1,438,299,000 at September 30,
2005 from $1,292,141,000 at September 30, 2004. Diluted earnings per share for the nine months ended September 30, 2005 and 2004 were $1.04 and $0.91, respectively, on earnings of $16,937,000 and $14,827,000, respectively.

The improvement in results from the year-ago quarter was due to a $1,374,000 (7.3%) increase in fully tax-equivalent (FTE) net interest income to $20,086,000, a $219,000 (18.8%) decrease in provision for loan losses to $947,000, and a $271,000 (4.3%) increase in noninterest income to $6,632,000.
These contributing factors were partially offset by a $457,000 (3.0%) increase in noninterest expense to $15,680,000 for the quarter ended September 30, 2005.

The increase in net interest income (FTE) was due to a $175,050,000 (12.5%) increase in average balances of interest-earning assets to $1,574,392,000 offset by a 0.25% decrease in net interest margin (FTE) to 5.10%. The decrease in net interest margin from the year-ago quarter was mainly due to rising short-term interest rates, and steady to declining long-term interest rates, during the period from June 30, 2004 to September 30, 2005.

The $219,000 decrease in provision for loan losses was due to the continued excellent credit quality of the Company's loan portfolio. Net loan charge-offs during the quarter were $43,000. Nonperforming loans, net of government agency guarantees, were $3,048,000 at September 30, 2005 compared to $4,906,000 and $4,931,000 at December 31, 2004 and September 30, 2004, respectively. The Company's allowance for losses, which consists of the allowance for loan losses and the reserve for unfunded commitments, was $17,470,000 or 1.32% of total loans outstanding and 573% of nonperforming loans at September 30, 2005 compared to $16,216,000 or 1.44% of total loans outstanding and 329% of nonperforming loans at September 30, 2004.

Included in the results for the year-ago quarter ended September 30, 2004 was $384,000 from gain on sale of other real estate. Excluding this item, noninterest income for the quarter ended September 30, 2004 would have been $5,977,000, and the $6,632,000 of noninterest income for the quarter ended September 30, 2005 would have represented a $655,000 (11.0%) increase.

Noninterest expense for the third quarter of 2005 increased $457,000 (3.0%) to $15,680,000 from $15,223,000 in the third quarter of 2004. The increase in noninterest expense was the result of a $265,000 (3.2%) increase in salary and benefit expense to $8,584,000 and a $192,000 (2.8%) net increase in other noninterest expense categories to $7,096,000. The increase in salary and benefits expense was the net result of annual salary increases, new employees from the opening of de-novo branches in Woodland (November 2004), and Lincoln (February 2005), offset by reduced incentive commissions, overtime, and workers compensation expense. Included in the $192,000 net increase in other noninterest income categories was a $293,000 increase in advertising expense, and a $408,000 decrease in professional fees.

As of September 30, 2005, the Company had repurchased 351,100 shares of its common stock under its stock repurchase plan announced on July 31, 2003 and amended on April 9, 2004, which left 148,900 shares available for repurchase under the plan.

Richard Smith, President and Chief Executive Officer commented, "We are pleased with the performance of our company during the quarter ended September 30, 2005. Loan and deposit balances increased 17.9% and 11.3%, respectively, when compared to year-ago quarter end balances. Our net interest margin and credit quality have remained excellent and stable throughout 2005. As a result, our earnings and our growth in earnings remain strong while we continue to execute our ambitious expansion strategy. The grand opening of our Sacramento Financial Center was received very positively by the Sacramento community. We are confident this branch will perform well as the hub connecting all of our in-store branches in the Sacramento region. Riding closely on the heels of our Sacramento hub, our next new branch will open on November 2 inside a newly constructed Wal-Mart Super Center in Roseville, which is a strong market that we have specifically targeted for future growth. Additional plans for expansion include three new in-store branches in the first quarter of 2006 in Sacramento, Yuba City and Redding, adding more convenience and service for our strong foundation in these communities." Tri Counties Bank has been aggressively opening new branches throughout Sacramento for the past five years. The bank announced last summer its plan to open six additional branches in the Sacramento area, three of which have already started serving customers inside Raley's and Bel Air supermarkets in Woodland, Lincoln and Folsom. In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, rates charged on loans and earned on securities investments, rates paid on deposits, competition effects, fee and other noninterest income earned as well as other factors. This entire press release should be read to put such forward-looking statements in context and to gain a more complete understanding of the uncertainties and risks involved in the Company's business.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 30-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 15 in-store branch locations in 22 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 60 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.



                                      TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                                 (Unaudited. Dollars in thousands, except per share data)
                                                    Three months ended
                                              -----------------------------------------------------------------------------
                                               September 30,     June 30,       March 31,     December 31,   September 30,
                                                   2005            2005           2005            2004           2004
                                              -----------------------------------------------------------------------------
Statement of Income Data
      Interest income                                 $25,334        $23,910         $22,636        $22,441         $21,951
      Interest expense                                  5,519          4,789           4,121          3,768           3,494
      Net interest income                              19,815         19,121          18,515         18,673          18,457
      Provision (benefit) for loan losses                 947            561             100           (183)          1,166
      Noninterest income:
         Service charges and fees                       4,795          4,505           4,062          4,266           4,436
         Other income                                   1,837          1,805           1,265          1,470           1,925
      Total noninterest income                          6,632          6,310           5,327          5,736           6,361
      Noninterest expense:
         Salaries and benefits                          8,584          8,408           8,369          8,265           8,319
         Intangible amortization                          346            346             343            343             343
         Provision for losses -
          unfunded commitments                              3             39             100            483             134
         Other expense                                  6,747          6,724           6,301          6,724           6,427
      Total noninterest expense                        15,680         15,517          15,113         15,815          15,223
      Income before taxes                               9,820          9,353           8,629          8,777           8,429
      Net income                                       $5,961         $5,737          $5,239         $5,355          $5,203
Share Data(1)
      Basic earnings per share                          $0.38          $0.37           $0.33          $0.34           $0.33
      Diluted earnings per share                         0.37           0.35            0.32           0.33            0.32
      Book value per common share                        9.30           9.10            8.87           8.79            8.64
      Tangible book value per common share              $8.04          $7.81           $7.57          $7.45           $7.33
      Shares outstanding                           15,728,106     15,684,092      15,733,517     15,723,317      15,697,817
      Weighted average shares                      15,687,547     15,701,867      15,729,725     15,712,605      15,672,300
      Weighted average diluted shares              16,330,035     16,288,728      16,366,705     16,396,447      16,254,005
Credit Quality
      Non-performing loans, net of
          government agency guarantees                 $3,048         $2,922          $4,072         $4,906          $4,931
      Other real estate owned                               -              -               -              -               -
      Loans charged-off                                   479            513             295            579             687
      Loans recovered                                    $436           $281            $233           $120             $74
      Allowance for losses to total loans(2)            1.32%          1.32%           1.37%          1.37%           1.44%
      Allowance for losses to NPLs(2)                    573%           567%            398%           327%            329%
      Allowance for losses to NPAs(2)                    573%           567%            398%           327%            329%
Selected Financial Ratios
      Return on average total assets                    1.37%          1.37%           1.29%          1.35%           1.34%
      Return on average equity                         16.26%         16.03%          14.83%         15.44%          15.57%
      Average yield on loans                            6.93%          6.85%           6.69%          6.82%           6.87%
      Average yield on interest-earning assets          6.51%          6.39%           6.25%          6.33%           6.35%
      Average rate on interest-bearing liabilities      1.79%          1.62%           1.43%          1.35%           1.25%
      Net interest margin (fully tax-equivalent)        5.10%          5.12%           5.12%          5.28%           5.35%
      Total risk based capital ratio                    11.2%          11.5%           11.9%          11.9%           12.4%
      Tier 1 Capital ratio                              10.1%          10.5%           10.8%          10.7%           11.0%

(1)      Share and per share data for all periods have been adjusted to reflect the 2-for-1 stock split announced
         March 11, 2004 payable on April 30, 2004 to shareholders of record on April 9, 2004.
(2)      Allowance for losses includes allowance for loan losses and reserve for unfunded commitments.



                                     TRICO BANCSHARES - CONSOLIDATED FINANCIAL DATA
                                (Unaudited. Dollars in thousands, except per share data)
                                                       Three months ended
                                                    ---------------------------------------------------------------------
                                                    September 30,  June 30,     March 31,     December 31,  September 30,
                                                        2005         2005          2005           2004           2004
                                                    ---------------------------------------------------------------------
Balance Sheet Data
      Cash and due from banks                            $85,413      $79,287        $77,365        $70,037        $64,318
      Federal funds sold                                     218          235            181              -              -
      Securities, available-for-sale                     271,134      288,902        293,730        286,013        286,067
      Federal Home Loan Bank Stock                         7,516        7,440          6,781          6,781          6,719
      Loans
         Commercial loans                                141,057      137,620        125,354        140,332        151,998
         Consumer loans                                  494,277      456,247        425,437        410,198        384,560
         Real estate mortgage loans                      600,875      573,836        556,059        544,373        527,808
         Real estate construction loans                   91,881       82,349         75,583         78,064         62,057
      Total loans, gross                               1,328,090    1,250,052      1,182,433      1,172,967      1,126,423
      Allowance for loan losses                          (15,796)     (14,892)       (14,563)       (14,525)       (15,167)
      Premises and equipment                              21,223       21,182         20,599         19,853         20,118
      Cash value of life insurance                        41,519       41,099         40,699         40,479         40,196
      Goodwill                                            15,519       15,519         15,519         15,519         15,519
      Intangible assets                                    4,373        4,719          5,065          5,408          5,070
      Other assets                                        27,647       27,100         27,803         24,974         25,283
      Total assets                                     1,786,856    1,720,643      1,655,612      1,627,506      1,574,546
      Deposits
         Noninterest-bearing demand deposits             346,456      332,887        312,738        311,275        298,319
         Interest-bearing demand deposits                243,926      236,134        238,787        230,763        224,619
         Savings deposits                                449,893      466,062        484,660        474,414        474,345
         Time certificates                               398,024      365,094        362,564        332,381        294,858
      Total deposits                                   1,438,299    1,400,177      1,398,749      1,348,833      1,292,141
      Federal funds purchased & repurchase agreements    103,200       83,000         20,700         46,400         57,300
      Reserve for unfunded commitments                     1,674        1,671          1,632          1,532          1,049
      Other liabilities                                   24,412       24,161         25,483         23,219         19,971
      Other borrowings                                    31,711       27,628         28,176         28,152         27,159
      Junior subordinated debt                            41,238       41,238         41,238         41,238         41,238
      Total liabilities                                1,640,534    1,577,875      1,515,978      1,489,374      1,438,858
      Total shareholders' equity                         146,322      142,768        139,634        138,132        135,688
      Accumulated other
         comprehensive income (loss)                      (2,538)      (1,468)        (2,242)          (352)         1,155
      Average loans                                    1,284,977    1,209,061      1,167,039      1,142,483      1,098,442
      Average interest-earning assets                  1,574,392    1,511,668      1,464,028      1,433,641      1,399,342
      Average total assets                             1,744,015    1,679,653      1,628,827      1,592,464      1,552,743
      Average deposits                                 1,421,055    1,407,586      1,363,064      1,343,273      1,275,599
      Average total equity                              $146,660     $143,196       $141,264       $138,727       $133,628

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